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                                                                   EXHIBIT 10.45

                              Dated: 16 July 1998



                     The British Broadcasting Corporation

                                      and

                   Castle Transmission International Limited



                              AMENDING AGREEMENT



                              LINKLATERS & PAINES
                                One Silk Street
                                London EC2Y 8HQ

                            Tel: (+44) 171-456 2000


                                 Ref: RMBD/NA
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     THIS AGREEMENT is made on 16 July 1998 BETWEEN:

     (1) THE BRITISH BROADCASTING CORPORATION, a corporation incorporated under Royal Charter, whose principal office is at Broadcasting House, Portland Place, London W1A 1AA ("BBC"); and

     (2) CASTLE TRANSMISSION INTERNATIONAL LIMITED (registered number 3196207) whose main place of business is Warwick Technology Park, Heathcote Lane, Warwick CV34 5DS ("TXCO").

     WHEREAS:

     (A) On 27th February 1997, the BBC and TxCo entered into a Transmission Agreement under which TxCo agreed to provide the BBC with transmission services for BBC's programmes and services.

     (B) Following a review of the operation of the Transmission Agreement, the parties wish to amend the Transmission Agreement as set out in this Agreement.

         IN CONSIDERATION OF THE MUTUAL PROMISES SET OUT IN THIS AGREEMENT IT IS AGREED as follows:


1 INTERPRETATION

  In this Agreement unless the context otherwise requires:

1.1  DEFINITIONS
     "DTT DATE" means the date on which the UK DTT industry formally launches digital terrestrial television broadcasts to the public in the United Kingdom, to be a date on or after 1 November 1998.

     "TRANSMISSION AGREEMENT" means the transmission agreement between the BBC and TxCo, dated 27 February 1997;

1.2  INTERPRETATION ACT 1978
     The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

1.3  RECITALS, CLAUSES ETC.
     References to this Agreement include its Schedules and references to Recitals, Clauses, sub-Clauses and Schedules are to Recitals, Clauses and sub-Clauses of, and Schedules to, this Agreement.

1.4  HEADINGS
     Headings shall be ignored in construing this Agreement.

1.5  TIME OF DAY
     References to times of day are to English time unless otherwise stated.

  2  AMENDMENTS TO TRANSMISSION AGREEMENT

2.1  TOC AMENDMENTS
     The BBC and TxCo agree that, as and from 1 August 1998 (or an earlier date, if possible), the Transmission Agreement shall be amended in accordance with the amendments set out in Schedule 1.

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2.2  DTT AMENDMENTS
     The BBC and TxCo agree that (except where stated), as and from the DTT Date, the Transmission Agreement shall be amended in accordance with the amendments set out in Schedule 2.

2.3  FEES AMENDMENT
     The BBC and TxCo agree that, as and from 1 April 1998, the Transmission Agreement shall be amended in accordance with the amendment set out in
     Schedule 3.

2.4  IMMEDIATE AMENDMENTS
     The BBC and TxCo agree that, as and from the date of this Agreement, the Transmission Agreement shall be amended in accordance with the amendment set out in Schedule 4.


  3  CONTINUATION OF TRANSMISSION AGREEMENT

     The parties acknowledge and agree that the terms of the Transmission Agreement, and each parties' accrued rights and obligations under the Transmission Agreement, shall continue in full force and effect, subject only to the terms of this Agreement. In the event of a conflict between the terms of this Agreement and the Transmission Agreement, this Agreement shall prevail.

  4  CONFIDENTIALITY

     The BBC acknowledges TxCo's right to disclose details of the terms of this Agreement to its bankers and the trustee of the Guaranteed Bonds issued by TxCo's subsidiary, Castle Transmission (Finance) plc.

  5  WHOLE AGREEMENT AND VARIATION

5.1  WHOLE AGREEMENT
     This Agreement and the Transmission Agreement contain the whole agreement between the parties relating to the amendments which are the subject matter of this Agreement at the date hereof to the exclusion of any terms implied by law which may be excluded by contract. Each party acknowledges that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly incorporated into it.

5.2  VARIATION
     No variation of this Agreement shall be effective unless made in accordance with the terms of clause 5.3 the Transmission Agreement.


  6  NOTICES

6.1  ADDRESSES
     Any notice, claim or demand in connection with this Agreement (each a "NOTICE") shall be sufficiently given if given in accordance with the terms of the Transmission Agreement.

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  7  GOVERNING LAW AND SUBMISSION TO JURISDICTION

7.1  GOVERNING LAW
     This Agreement shall be governed by and construed in accordance with English law.

Signed on behalf of the BRITISH    }
BROADCASTING CORPORATION           }
by:                                }


SIGNED ON BEHALF OF THE CASTLE     }
TRANSMISSION INTERNATIONAL         }
LIMITED BY:                        }

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